     EXHIBIT 99-A
     FINANCIAL STATEMENTS OF BUSINESS ACQUIRED





                          INDEPENDENT AUDITORS' REPORT



     The Board of Directors
     TRICON Global Restaurants, Inc.:


     We have audited the accompanying statements of net assets sold of the Restaurants, as defined, as of December 26, 1998 and December 27, 1997, and the related statements of operations for each of the years in the three-year period ended December 26, 1998. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the net assets sold of the Restaurants as of December 26, 1998 and December 27, 1997, and the results of their operations for each of the years in the three-year period ended December 26, 1998, in conformity with generally accepted accounting principles.





     /s/ KPMG LLP
     Louisville, Kentucky
     September 17, 1999


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



                                 THE RESTAURANTS

                          Statements of Net Assets Sold




                                                 DECEMBER 26,  DECEMBER 27,    JUNE 12,
                             ASSETS                 1998          1997          1999
                                                 -----------   -----------   -----------
                                                                             (unaudited)
Current assets:
     Cash                                        $    45,690        39,175        41,375
     Inventory                                       380,050       453,913       360,167
     Prepaid expenses and other current assets         5,000         3,326        26,824
                                                 -----------   -----------   -----------

              Total current assets                   430,740       496,414       428,366

Property and equipment, net                       18,179,067    17,749,966    17,655,206
Intangible assets, net                             2,864,939     3,268,136     2,755,024
                                                 -----------   -----------   -----------

              Total assets                        21,474,746    21,514,516    20,838,596
                                                 -----------   -----------   -----------

                           LIABILITIES

Capital lease obligation                             235,927       235,227       236,308

Commitments

              Net assets sold                    $21,238,819    21,279,289    20,602,288
                                                 ===========   ===========   ===========


See accompanying notes to financial statements.

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


                                 THE RESTAURANTS

                            Statements of Operations




                                                          YEAR ENDED    YEAR ENDED   YEAR ENDED        24 WEEKS ENDED
                                                         DECEMBER 26,  DECEMBER 27,  DECEMBER 28, ----------------------------
                                                            1998           1997         1996      JUNE 12, 1999  JUNE 13, 1998
                                                            ----           ----         ----      -------------  -------------
                                                                                                          (unaudited)
Net sales                                                $42,705,005    41,015,158    40,239,906     19,048,621    18,828,395
                                                         -----------   -----------   -----------    -----------   -----------

Cost and expenses:
    Costs of food and paper                               14,004,345    13,587,728    13,931,694      5,948,565     6,169,779
    Cost of labor                                         12,963,892    12,274,835    11,427,597      5,898,872     5,991,855
    Operating expenses                                     8,818,096     8,663,810     8,331,303      4,407,933     3,854,680
    General and administrative expenses                    3,805,590     3,733,777     3,472,448      1,615,828     1,568,239
    Depreciation expense                                   2,138,163     2,144,598     2,149,223        955,312     1,018,013
    Amortization expense                                     224,985       229,979       210,061        109,872        91,511
    Provision for impairment of property and equipment       501,000            --       834,789             --            --
                                                         -----------   -----------   -----------    -----------   -----------

              Total costs and expenses                    42,456,071    40,634,727    40,357,115     18,936,382    18,694,077
                                                         -----------   -----------   -----------    -----------   -----------

              Earnings (loss) before income taxes        $   248,934       380,431      (117,209)       112,239       134,318
                                                         ===========   ===========   ===========    ===========   ===========



See accompanying notes to financial statements.

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



                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997


  (1)   ORGANIZATION AND OPERATIONS

        The 42 KFC restaurants, the 12 Taco Bell restaurants and the one restaurant site (the Restaurants) are principally located in Missouri, Ohio, Pennsylvania and West Virginia. The Restaurants are composed of quick service restaurants featuring dine-in, carryout, and in some instances, drive-thru or delivery service. Until July 1999, the Restaurants were operated by TRICON Global Restaurants, Inc. (the Company).

        In July 1999, the Restaurants were acquired by Morgan's Foods, Inc. and subsidiaries (MFI) pursuant to the Asset Purchase Agreements.

  (2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        A summary of significant accounting policies followed in the preparation of the financial statements of the Restaurants is set forth below:

        (a)   BASIS OF PRESENTATION

              The accompanying statements of net assets sold represent the assets of the Restaurants acquired by MFI under the provisions of the Asset Purchase Agreements.

              The accompanying statements of operations include all costs applicable to the Restaurants which were incurred in connection with the operation of the Restaurants and for which specific identification was practical. Certain costs incurred by the Company which represent the cost of doing business and for which specific identification to an individual restaurant is not practical have been allocated to the Restaurants based on an average cost per restaurant. Interest expense and income taxes have not been reflected in the accompanying statements of operations.

        (b)   INTERIM FINANCIAL INFORMATION

              The financial statements for the 24 weeks ended June 12, 1999 and June 13, 1998 are unaudited and have been prepared on the same basis as the audited financial statements included herein. In the opinion of management, the unaudited financial statements include all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of financial position and results of operations. The results of operations for the interim periods are not necessarily indicative of the results that may be expected for any future periods.

        (c)   INVENTORIES

              Inventories consist of food and paper and are valued at the lower of cost (first-in, first-out method) or net realizable value.


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



                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997





        (d)   PROPERTY AND EQUIPMENT

              Property and equipment are stated at cost, except for property and equipment that have been determined to be impaired, for which the carrying amount is reduced to estimated fair value. Depreciation and amortization are calculated on a straight-line basis over the estimated useful lives of the assets as follows: 5 to 25 years for buildings and leasehold improvements and 3 to 20 years for restaurant equipment.

        (e)   INTANGIBLE ASSETS

              Goodwill and reacquired franchise rights are amortized using the straight-line method over a period of twenty years. Other intangible assets are amortized using the straight-line method over the estimated period of benefit.

        (f)   LONG-LIVED ASSETS TO BE HELD AND USED IN THE BUSINESS

              Long-lived assets, certain identifiable intangibles and goodwill related to each restaurant to be held and used in the business are reviewed for impairment semi-annually or whenever events or changes in circumstances indicate that the carrying amount of a restaurant may not be recoverable. Recoverability is measured by a comparison of the carrying amount of a restaurant to future net cash flows expected to be generated by the restaurant. If the future net cash flows are less than the carrying amount of the restaurant, the impairment recognized is measured by the amount by which the carrying amount of the restaurant exceeds the fair value of the restaurant. Fair value is measured by discounting estimated future cash flows.

        (g)   ADVERTISING

              Advertising expense applicable to the Restaurants amounted to $2,845,000, $2,778,000 and $2,594,000 for the years ended December
              26, 1998, December 27, 1997 and December 28, 1996, respectively, and is included in operating expenses in the accompanying statements of operations.

        (h)   USE OF ESTIMATES

              The preparation of financial statements in accordance with generally accepted accounting principles requires management of the Restaurants to make estimates and assumptions that affect the reported amounts of assets and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates.

                                       5                             (Continued)

                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997


  (3)   PROPERTY AND EQUIPMENT, NET

        Restaurant property and equipment, net, at December 26, 1998 and December 27, 1997 consist of the following:



                                                        1998             1997
                                                    ------------    ------------

        Land                                        $  5,791,239       5,424,890
        Buildings                                     14,273,492      13,126,258
        Restaurant equipment                           8,605,420       8,464,232
        Leasehold improvements                         5,315,394       5,513,283
        Construction in progress                         106,317          91,771
                                                    ------------    ------------

                                                      34,091,862      32,620,434

        Accumulated depreciation and amortization    (15,912,795)    (14,870,468)
                                                    ------------    ------------

        Restaurant property and equipment, net      $ 18,179,067      17,749,966
                                                    ============    ============

  (4)   INTANGIBLE ASSETS, NET

        Intangible assets, net, at December 26, 1998 and December 27, 1997 consist of the following:


                                                               1998            1997
                                                            -----------    -----------

        Goodwill                                            $ 1,606,748      1,668,110
        Reacquired franchise rights and other intangibles     3,141,984      3,307,672
                                                            -----------    -----------

                                                              4,748,732      4,975,782

        Accumulated amortization                             (1,883,793)    (1,707,646)
                                                            -----------    -----------

        Intangible assets, net                              $ 2,864,939      3,268,136
                                                            ===========    ===========


         Intangible assets arose from the allocation of purchase prices of restaurants acquired.

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

                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997



  (5)   LEASES

        The Restaurants have commitments under several noncancelable operating leases for restaurant space that expire over the next ten years. These leases generally provide for rent escalations and contain renewal options for periods ranging from three to five years and require the payment of certain executory costs such as property taxes, maintenance and insurance. Rental payments include minimum rentals plus contingent rentals based on store sales. Rental expense for operating leases during 1998, 1997 and 1996 consisted of the following:

                               1998       1997       1996
                             --------   --------   --------

        Minimum rentals      $965,924    941,028    852,520
        Contingent rentals      3,590      2,099     17,778
                             --------   --------   --------

        Rental expense       $969,514    943,127    870,298
                             ========   ========   ========

         Future minimum lease payments under noncancelable leases as of December 26, 1998 are as follows:

                                                          OPERATING     CAPITAL
                                                            LEASES       LEASE
                                                         -----------   ---------

        1999                                             $   914,781      26,325
        2000                                                 695,778      26,325
        2001                                                 602,507      26,964
        2002                                                 512,198      30,476
        2003                                                 496,577      30,476
        Thereafter                                         5,114,405     461,028
                                                           ---------   ---------

                   Total minimum lease payments          $ 8,336,246     601,594
                                                           =========
        Less amount representing interest                                365,667
                                                                       ---------

                   Total capital lease obligation                      $ 235,927
                                                                       =========


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
                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997



  (6)   SELECTED CASH FLOW INFORMATION

        The accompanying financial statements include statements of net assets sold which exclude all operating liabilities. Operating liabilities have been excluded because it is not possible to identify liabilities associated with the Restaurants and because no liabilities have been assumed by MFI with the exception of the capital lease obligation. Since operating liabilities applicable to the Restaurants have not been identified and presented, separate statements of cash flows are not presented. Selected cash flow information for the years ended December 26, 1998, December 27, 1997 and December 28, 1996 and the twenty-four weeks ended June 12, 1999 and June 13, 1998 is as follows:


                                                                                       24 WEEKS ENDED
                                                                                 ----------------------------
                                             1998         1997          1996     JUNE 12, 1999  JUNE 13, 1998
                                          ----------   ----------    ----------  -------------  -------------
                                                                                           (unaudited)
Cashflows from operating activities
    exclusive of changes in liabilities
    and income taxes:
       Earnings (loss) before
         income taxes                        248,934      380,431      (117,209)      112,239       134,318
       Depreciation and
          amortization                     2,363,148    2,374,577     2,359,284     1,065,184     1,109,524
       Provision for impairment of
          property and equipment             501,000           --       834,789            --            --
       Net change in inventories,
          prepaids and other current
          assets                              72,189      (46,450)       31,330        (1,941)       70,868
                                          ----------   ----------    ----------    ----------    ----------

                                          $3,185,271    2,708,558     3,108,194     1,175,482     1,314,710
                                          ==========   ==========    ==========    ==========    ==========

Cash flows from investing activities:
       Capital expenditures               $1,471,427    3,571,355       797,226       348,551     1,109,823
                                          ==========   ==========    ==========    ==========    ==========

  (7)   COST ALLOCATIONS

        As described in note 2(a), the accompanying statements of operations of the Restaurants include all costs applicable to the Restaurants which were incurred in connection with the operation of the Restaurants and for which specific identification was practical which are comprised of costs of food and paper, cost of labor, operating expenses, depreciation expense, amortization expense and provision for impairment of property and equipment. General and administrative expenses which represent part of the cost of doing business and for which specific identification to an individual restaurant is not practical, are allocated to the Restaurants based primarily on an average cost per restaurant. Costs allocated include such items as costs related to executive management, accounting, data processing, legal, certain employee benefits and certain occupancy costs. Management of the Restaurants believes that the allocation method is reasonable and that it is not practical to estimate what the Restaurants' costs would have been if they had operated as an unaffiliated entity.

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



                                 THE RESTAURANTS

                          Notes to Financial Statements

                     December 26, 1998 and December 27, 1997



  (8)   YEAR 2000 (UNAUDITED)

        The Restaurants' information technology systems and non-information technology systems with embedded technology applications are primarily those of the Company. As such, all systems have been included as part of the enterprise-wide plan of the Company designed to reasonably assure that those systems and certain critical business partners are prepared for the Year 2000 issue and that plans exist for business continuity as the Company enters the coming millennium.

        The Restaurants, on their own, have not and do not expect to incur costs for Year 2000 readiness. Material third party vendors of the Restaurants, including data exchange providers, have been included in the Company's assurance plans.

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